CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT MANNKIND CORPORATION TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.2

THIRD AMENDMENT TO SUPPLY AGREEMENT

This third amendment (“Third Amendment”) to the Supply Agreement by and between MannKind Corporation (“MannKind”) and Amphastar Pharmaceuticals, Inc. (“Amphastar”), originally dated July 31, 2014 and as previously amended on October 31, 2014 and November 9, 2016 (collectively, the “Agreement”), is hereby made as of the 11th day of April, 2018, by and between MannKind on the one hand, and on the other hand, Amphastar.

RECITALS:

WHEREAS, MannKind and Amphastar entered into the Agreement pursuant to which Amphastar is to manufacture and supply the Product to MannKind, and MannKind is to purchase certain minimum quantities of the Product;

WHEREAS, any distribution or sales by MannKind of the Product or the MannKind Product made using the Product shall be limited to the Territory; and

WHEREAS MannKind and Amphastar have determined it to be mutually beneficial to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, MannKind and Amphastar, hereby agree to amend the Agreement as follows:

1.Definitions. Unless otherwise defined herein, each of the capitalized terms used in this Third Amendment shall have the definition and meaning ascribed to it in the Agreement.

2.Amendments to the Agreement.

2.1Section 1.4 of the Agreement is amended and replaced in its entirety with the following:

“‘Excluded Countries’ means [***]”

3.Final Agreement.

From and after the execution of this Third Amendment, all references in the Agreement (or in the Third Amendment) to “this Agreement,” “hereof,” “herein,” “hereto,” and similar words or phrases shall mean and refer to the Agreement as amended by this Third Amendment. The Agreement as amended by this Third Amendment constitutes the entire agreement by and between the Parties as to the subject matter hereof. Except as expressly modified by this Third Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each of MannKind and Amphastar has caused this Third Amendment to be executed by their duly authorized officers.

MannKind Corporation

By:/s/ Michael Castagna _____________

Name: Michael Castagna

Title: Chief Executive Officer

Amphastar Pharmaceuticals, Inc.

By:/s/ Jason Shandell _______________

Name: Jason Shandell

Title: President